      As filed with the Securities and Exchange Commission on June 8, 1998
                                                 Registration Statement No. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                            -------------------------


PATRIOT AMERICAN HOSPITALITY, INC.              WYNDHAM INTERNATIONAL, INC.
(Exact Name of Registrant as                   (Exact Name of Registrant as
   Specified in its Charter)                     Specified in its Charter)
          DELAWARE                                         DELAWARE
(State or Other Jurisdiction of               (State or Other Jurisdiction of
 Incorporation or Organization)                Incorporation or Organization)
         94-0358820                                      94-2878485
(I.R.S. Employer Identification No.)        (I.R.S. Employer Identification No.)
     1950 Stemmons Freeway                          1950 Stemmons Freeway
          Suite 6001                                     Suite 6001
      Dallas, Texas 75207                            Dallas, Texas 75207
(Address of Principal Executive               (Address of Principal Executive
        Offices)(Zip Code)                           Offices)(Zip Code)


 PATRIOT AMERICAN HOSPITALITY, INC.           PATRIOT AMERICAN HOSPITALITY
     1997 INCENTIVE PLAN                           OPERATING COMPANY
   (Full Title of the Plan)                       1997 INCENTIVE PLAN
                                                (Full Title of the Plan)
------------------------------                ------------------------------

       PAUL A. NUSSBAUM                             JAMES D. CARREKER
Chairman of the Board and                      Chairman of the Board and
  Chief Executive Officer                        Chief Executive Officer
Patriot American Hospitality, Inc.             Wyndham International, Inc.
    1950 Stemmons Freeway                         1950 Stemmons Freeway
         Suite 6001                                   Suite 6001
    Dallas, Texas 75207                           Dallas, Texas 75207
(Name and Address of Agent                      (Name and Address of Agent
       for Service)                                    for Service)
      (214) 863-1000                                  (214) 863-1000
(Telephone Number, Including                    (Telephone Number, Including
 Area Code, of Agent for Service)                Area Code,of Agent for Service)


                              --------------------

                                   copies to:

                             GILBERT G. MENNA, P.C.
                            KATHRYN I. MURTAGH, ESQ.
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                        Boston, Massachusetts 02109-2881
                                 (617) 570-1000
                              --------------------

                                           CALCULATION OF REGISTRATION FEE


 Title of Securities To Be          Amount To Be        Proposed Maximum Offering       Proposed Maximum            Amount of
         Registered                Registered (1)          Price Per Share (2)      Aggregate Offering Price    Registration Fee
---------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.01          6,411,516                  $22.81                   $146,246,680               $43,143
   per share, of Patriot
   American Hospitality, Inc.
   paired with shares of
   Common Stock, par value
   $.01 per share, of Wyndham
   International, Inc. (the
   "Paired Shares")

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

(1) Plus such additional number of shares as may be required pursuant to the Patriot American Hospitality, Inc. 1997 Incentive Plan (the "Patriot REIT Plan") and the Patriot American Hospitality Operating Company 1997 Incentive Plan (the "Wyndham Plan" and together with the Patriot REIT Plan, the "Plans") in the event of a stock dividend, reverse stock split, split-up, recapitalization, forfeiture of stock under the Plans or other similar event.
(2) This estimate is made pursuant to Rule 457(c) and (h) under the Securities Act of 1933, as amended (the "Securities Act"), solely for the purposes of determining the registration fee and is based upon the price at which outstanding securities were issued or may be exercised and the market value of outstanding Paired Shares on June 4, 1998, utilizing the average of the high and low sale prices reported on the New York Stock Exchange for that date.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3. Incorporation of Certain Documents by Reference.

     Pursuant to General Instruction E of Form S-8, Patriot American Hospitality, Inc. ("Patriot REIT") and Wyndham International, Inc. ("Wyndham International" and together with Patriot REIT, the "Companies") hereby incorporate by reference the contents of the Companies' registration statement on Form S-8 (No. 333-41927) as previously filed with the Securities and Exchange Commission (the "Commission") on December 10, 1997. This Registration Statement is being filed to register an additional 6,411,516 Paired Shares subject to issuance under the Plans.

     Patriot REIT and Wyndham International, hereby incorporate by reference the documents listed below, which have previously been filed with the Commission.

Patriot REIT and Wyndham International

     1. Annual Report on Form 10-K of Patriot REIT and Wyndham International (Nos. 001-09319 and 001-09320 filed March 31, 1998) for the fiscal year ended December 31, 1997;

     2. Quarterly Report on Form 10-Q of Patriot REIT and Wyndham International (Nos. 001-09319 and 001-09320 filed on May 14, 1998) for the quarter ended March 31, 1998;

     3. Current Reports on Form 8-K of Patriot REIT and Wyndham International dated (i) July 1, 1997 (Nos. 001-09319 and 001-09320 filed July 11, 1997);
(ii) July 15, 1997 (Nos. 001-09319 and 001-09320 filed July 21, 1997); (iii)
July 22, 1997 (Nos 001-09319 and 001-09320 filed July 22, 1997); (iv)
September 17, 1997; (Nos. 001-09319 and 001-09320 filed September 17, 1997);
(v) September 30, 1997, as amended (Nos. 001-09319 and 001-09320 filed October 14, 1997 and October 28, 1997); (vi) September 30, 1997, (Nos. 001-09319 and 001-09320 filed November 12, 1997); (vii) December 2, 1997
(Nos. 001-09319 and 001-09320 filed December 4, 1997); (viii) December 10,
1997 (Nos. 001-09319 and 001-09320 filed December 10, 1997); (ix) January 5,
1998 (Nos. 001-09319 and 001-09320 filed January 13, 1998); (x) February 9,
1998 (Nos. 001-09319 and 001-09320 filed February 12, 1998); (xi) March 23,
1998 (Nos. 001-09319 and 001-09320 filed March 30, 1998); (xii) April 2, 1998
(Nos. 001-09319 and 001-09320 filed April 8, 1998); (xiii) April 20, 1998
(Nos. 001-09319 and 001-09320 filed April 22, 1998); (xiv) May 27, 1998 (Nos.
001-09319 and 001-09320 filed May 27, 1998); and

     4. The description of the Paired Shares contained or incorporated by reference in Patriot REIT's and Wyndham International's Registration Statement on Form 8-A (Nos. 001-09319 and 001-09320), including any amendments thereto.

Patriot Reit

     1. Current Reports on Form 8-K of Patriot American Hospitality, Inc., dated: (i) January 16, 1997, as amended (No. 001-13898 filed January 31, 1997, February 21, 1997, April 8, 1997, April 9, 1997 and May 19, 1997); (ii)
February 24, 1997 (No. 001-13898 filed March 3, 1997); (iii) April 14, 1997, as amended (No. 001-13898 filed April 17, 1997 and April 18, 1997); and (iv) June 6, 1997 (No. 001-13898 filed June 7, 1997).

Item 8. Exhibits.

     The following is a complete list of exhibits filed or incorporated by reference as part of this registration statement.

Exhibit

4.1 Patriot American Hospitality, Inc. 1997 Incentive Plan (incorporated by reference to Exhibit 4.3 filed with Patriot REIT's and Wyndham International's Registration Statement on Form S-8 filed with the Commission on December 10, 1997 (No. 333-41927)).

4.2 Patriot American Hospitality Operating Company 1997 Incentive Plan (incorporated by reference to Exhibit 4.4 filed with Patriot REIT's and Wyndham International's Registration Statement on Form S-8 filed with the Commission on December 10, 1997 (No. 333-41927)).

5.1 Opinion of Goodwin, Procter & Hoar LLP as to the legality of the securities being registered.

23.1  Consent of Goodwin, Procter & Hoar LLP (included in Exhibit 5.1 hereto).

23.2  Consent of Ernst & Young LLP, Dallas, Texas.

23.3  Consent of Ernst & Young LLP, Seattle, Washington.

23.4  Consent of Ernst & Young LLP, Phoenix, Arizona.

23.5  Consent of Ernst & Young LLP, Miami, Florida.

23.6  Consent of Ernst & Young LLP, San Juan, Puerto Rico.

23.7  Consent of Coopers & Lybrand L.L.P., Pittsburgh, Pennsylvania.

23.8  Consent of Coopers & Lybrand L.L.P., Dallas, Texas.

23.9  Consent of Coopers & Lybrand L.L.P., Phoenix, Arizona.

23.10 Consent of Coopers & Lybrand L.L.P., Tampa, Florida.

23.11 Consent of Pannell Kerr Forster PC, Alexandria, Virginia.

23.12 Consent of Price Waterhouse LLP, Miami, Florida.

23.13 Consent of Deloitte & Touche LLP, Houston, Texas.

23.14 Consent of Arthur Anderson LLP, Dallas, Texas.

24.1 Powers of Attorney (contained in signature pages on pages 2-3 and 4-5 of this registration statement).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Dallas, state of Texas, on this 8th day of June, 1998.

                         PATRIOT AMERICAN HOSPITALITY, INC.



                         By: /s/ Paul A. Nussbaum
                             ------------------------------
                                 Paul A. Nussbaum
                                 Chairman of the Board and
                                 Chief Executive Officer

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned officers and Directors of Patriot American Hospitality, Inc., hereby severally constitute Paul A. Nussbaum, as our true and lawful attorney with full power to sign for us and in our names in the capacities indicated below, the Registration Statement filed herewith and any and all amendments to said Registration Statement, and generally to do all such things in our names and in our capacities as officers and Directors to enable Patriot REIT to comply with the provisions of the Securities Act of 1933, and all requirements of the Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorney to said Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                    Title                                     Date


/s/ Paul A. Nussbaum       Chairman of the Board of Directors      June 8, 1998
------------------------   and Chief Executive Officer
Paul A. Nussbaum           (Principal Executive Officer)

/s/ William W. Evans III   President, Chief Operating Officer and  June 8, 1998
------------------------   Director
William W. Evans III

/s/ Lawrence S. Jones      Executive Vice President and            June 8, 1998
------------------------   Treasurer (Principal Financial Officer
Lawrence S. Jones          and Principal Accounting Officer)

/s/ John H. Daniels        Director                                June 8, 1998
------------------------
John H. Daniels

/s/ John C. Deterding      Director                                June 8, 1998
------------------------
John C. Deterding

/s/ James D. Carreker      Director                                June 8, 1998
------------------------
James D. Carreker

/s/ Arch K. Jacobson       Director                                June 8, 1998
------------------------
Arch K. Jacobson

/s/ Philip J. Ward         Director                                June 8, 1998
------------------------
Philip J. Ward

/s/ Harlan R. Crow         Director                                June 8, 1998
------------------------
Harlan R. Crow

/s/ Milton Fine            Director                                June 8, 1998
------------------------
Milton Fine

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Dallas, state of Texas, on this 8th day of June, 1998.

                                    WYNDHAM INTERNATIONAL, INC.



                                    By: /s/ James D. Carreker
                                        -------------------------------
                                        James D. Carreker
                                        Chairman of the Board and
                                        Chief Executive Officer

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned officers and Directors of Wyndham International, Inc., hereby severally constitute James D. Carreker, as our true and lawful attorney with full power to sign for us and in our names in the capacities indicated below, the Registration Statement filed herewith and any and all amendments to said Registration Statement, and generally to do all such things in our names and in our capacities as officers and Directors to enable Wyndham International to comply with the provisions of the Securities Act of 1933, and all requirements of the Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorney to said Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                Title                                     Date

/s/ James D. Carreker    Chairman of the Board of Directors        June 8, 1998
---------------------    and Chief Executive Officer
James D. Carreker        (Principal Executive Officer)

/s/ Karim Alibhai        President, Chief Operating Officer and    June 8, 1998
---------------------    Director
Karim Alibhai


/s/ Lawrence S. Jones    Executive Vice President and              June 8, 1998
---------------------    Treasurer (Principal Financial Officer
Lawrence S. Jones        and Principal Accounting Officer)


/s/ Paul A. Nussbaum     Director                                  June 8, 1998
--------------------
Paul A. Nussbaum

/s/ Leonard Boxer        Director                                  June 8, 1998
--------------------
Leonard Boxer

/s/ Burton C. Einspruch  Director                                  June 8, 1998
-----------------------
Burton C. Einspruch

/s/ Arch K. Jacobson     Director                                  June 8, 1998
--------------------
Arch K. Jacobson

/s/ Sherwood M. Weiser   Director                                  June 8, 1998
---------------------
Sherwood M. Weiser

/s/ Susan T. Groenteman  Director                                  June 8, 1998
----------------------
Susan T. Groenteman

/s/ James C. Leslie      Director                                  June 8, 1998
----------------------
James C. Leslie

/s/ Rolf E. Ruhfus       Director                                  June 8, 1998
----------------------
Rolf E. Ruhfus
